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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 9, 1994



                             THE ACTAVA GROUP INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                        1-5706               58-0971455
- -------------------------------   ------------------------  -------------------
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
 incorporation or organization)                             Identification No.)




              4900 GEORGIA-PACIFIC CENTER, ATLANTA, GEORGIA 30303
               (Address of principal executive offices)(Zip Code)



        Registrant's telephone number, including area code: 404/658-9000



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Item 5.  Other Events

  On September 9, 1994, the Company's Board of Directors rescinded its previous approval of a change in the Company's fiscal year from a calendar year to a fiscal year ending August 31. As a result of this action, Actava will continue to use the calendar year as its fiscal year.
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                                   SIGNATURES




  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 THE ACTAVA GROUP INC.
                                             ------------------------------
                                                      Registrant





                                             /s/ Frederick B. Beilstein, III
                                             -------------------------------
                                                 Frederick B. Beilstein, III
                                                 Senior Vice President and
                                                 Chief Financial Officer




Dated:  September 14, 1994